EXHIBIT 10.4


                                                              EXECUTION COPY



                          NEWCO MEMBER PLEDGE AGREEMENT



     This NEWCO MEMBER PLEDGE AGREEMENT (this "Agreement") is dated as of January 14, 2003 and entered into by and between CRIIMI NEWCO MEMBER, INC., a Maryland corporation ("Pledgor"), and BRASCAN REAL ESTATE FINANCE FUND I, L.P. ("Initial Purchaser"), as collateral agent for and representative of (in such capacity herein called "Secured Party") Brascan Real Estate Financial Investments LLC ("Investor") and the holders of the Notes (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Senior Subordinated Secured Note Agreement dated as of January 14, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subordinated Note Agreement") between Initial Purchaser and CRIIMI MAE Inc., a Maryland corporation ("Company")).

                             PRELIMINARY STATEMENTS


     A. Pledgor (i) is a wholly-owned Subsidiary of Company and (ii) is the legal and beneficial owner of the limited liability company interests in CRIIMI NEWCO, LLC, a Maryland limited liability company (the "Issuer"), described in
Schedule I annexed hereto (the "Pledged Interests").

     B. Company and Investor have entered into the Investment Agreement pursuant to which (i) Company has agreed to issue and sell, and Investor has agreed to purchase, the 15% Subordinated Notes, and (ii) at the option of Company as more fully described in the Investment Agreement, Company may issue and sell, and Investor has agreed to purchase (and/or to cause one or more of its Affiliates to purchase), up to $10,000,000 in aggregate principal amount of Additional Subordinated Notes, in each case on the terms and conditions set forth in the Investment Agreement and the Subordinated Note Agreement.

     C. Initial Purchaser is an Affiliate of Investor, and Investor has selected Initial Purchaser to enter into the Subordinated Note Agreement and to be the purchaser of the 15% Subordinated Notes.

     D. It is a condition precedent to the consummation of the transactions contemplated by the Investment Agreement and the Subordinated Note Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce Initial Purchaser and/or one or more Affiliates of Investor to purchase the Notes, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

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     SECTION 1. Pledge of Security. Pledgor hereby pledges to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

     (a) the Pledged Interests and the certificates or other instruments, if any, representing the Pledged Interests and any interest of Pledgor in the entries on the books of any securities intermediary pertaining thereto, and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, and all other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests; and

     (b) to the extent not covered by clause (a) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

     SECTION 2. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Investment Agreement and the Subordinated Note Agreement, in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Holder as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Company and Pledgor being the "Secured Obligations").

     SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement in blank, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. After the occurrence and only during the continuation of an Event of Default, Secured Party shall have the right, without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject to the revocable rights specified in Section 7(a). In addition, Secured Party

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shall have the right at any time to exchange  certificates  or  instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows:

     (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Interests described on Schedule I have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) Description of Pledged Collateral. The Pledged Interests constitute all of the issued and outstanding limited liability company interests of the Issuer, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests.

     (c) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for Permitted Liens.

     (d) Governmental Authorizations. Except as provided in Section 4(e), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offer and sale of securities generally).

     (e) Perfection. The pledge of the Pledged Collateral pursuant to this Agreement, together with the filing of a UCC financing statement with the Secretary of State of the State of Maryland describing the Pledged Collateral, creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

     (f) Office Locations; Type and Jurisdiction of Organization. The chief place of business, the chief executive office and the office where Pledgor keeps its records regarding the Pledged Collateral are located at 11200 Rockville Pike, Rockville, Maryland 20852; Pledgor is a Maryland corporation whose organizational number is D07168131.

     (g) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

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     (h) Other  Information.  All  information  heretofore,  herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

     SECTION 5. Transfers and Other Liens; Additional Pledged Collateral; etc. Pledgor shall:

     (a) not, except as expressly  permitted by the Subordinated Note Agreement,
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, or (iii) permit the Issuer to merge or consolidate with any Person;

     (b) (i) cause the Issuer not to issue any membership interests or other securities in addition to or in substitution for the Pledged Interests, except to Pledgor, or (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional membership interests or other securities of the Issuer;

     (c) promptly notify Secured Party of any event of which Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral;

     (d) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

     (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

     SECTION 6. Further Assurances; Pledge Amendments.

     (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's reasonable request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral. Pledgor hereby authorizes Secured Party to file one or more financing or

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continuation  statements,  and amendments  thereto,  relative to all or any part of the Pledged Collateral.

     (b) Pledgor further agrees that it will, upon obtaining any additional membership interests or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule I annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Interests to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Amendment to Secured Party, the representations and warranties contained in Section 4 hereof shall be deemed to have been made by Pledgor as to the Pledged Collateral described in such Pledge Amendment. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Interests pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     SECTION 7. Voting Rights; Dividends; Etc.

     (a) So long as no Event of Default shall have occurred and be continuing:

     (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Subordinated Note Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if Secured Party shall have notified Pledgor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Secured Party at least two Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by Pledgor of any Pledged Interests for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of members or with respect to incidental matters at any such meeting, nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Agreement and the Subordinated Note Agreement shall be deemed inconsistent with the terms of this Agreement or the Subordinated Note Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Secured Party);

     (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Pledged Collateral; provided, however, that any and all

     (A) dividends, other distributions and interest paid or payable other than in cash in respect of, and instruments and other property received,

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receivable or otherwise  distributed in respect of, or in exchange for, any
Pledged Collateral,

     (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

     (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

     shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary indorsements); and

     (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, other distributions, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) After the  occurrence and only during the  continuation  of an Event of
Default:

     (i) upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights that they would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

     (ii) all rights of Pledgor to receive the dividends, other distributions and interest payments that they would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, other distributions and interest payments; and

     (iii) all dividends, principal, interest payments and other distributions which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements).

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     (c) In order to permit  Secured  Party to  exercise  the  voting  and other consensual rights that it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Interests and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Interests would be entitled (including, without limitation, giving or withholding written consents of members, calling special meetings of members and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Interests on the record books of the Issuer) by any other Person (including the Issuer or any officer or agent thereof), after the occurrence and only during the continuation of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

     SECTION 8. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral;

     (b) after the occurrence and only during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

     (c) after the occurrence and only during the continuance of an Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same;

     (d) after the occurrence and only during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral;

     (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Subordinated Note Agreement) levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such

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payments made by Secured Party to become  obligations of Pledgor to Secured
Party, due and payable immediately without demand; and

     (f) after the occurrence and only during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Pledged Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Pledgor might do.

     SECTION 9. Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 13(b).

     SECTION 10. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any prior parties or any other rights pertaining to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

     SECTION 11. Remedies.

     (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable,

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irrespective  of the impact of any such  sales on the  market  price of the
Pledged Collateral. Secured Party or any Holder may be the purchaser of any or all of the Pledged Collateral at any such sale, and Secured Party, as agent for and representative of Holders (but not any Holder in its individual capacity unless Investor and the Holders of a majority in outstanding principal amount of the Notes shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

     (b) Anything contained in this Agreement to the contrary notwithstanding, if the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall not be liable for the deficiency.

     (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale, if otherwise conducted in a commercially reasonable manner, shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the Issuer to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the Issuer would, or should, agree to so register it.

     (d) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause the Issuer from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of membership interests and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     SECTION 12. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

     FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

     SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof), and

     THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     SECTION 13. Indemnity and Expenses.

     (a) Pledgor agrees to indemnify Secured Party and each Holder from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Holder's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (b) Pledgor agrees to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the preservation or sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

     (c) The obligations of Pledgor in this Section 13 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, the Investment Agreement and the Subordinated Note Agreement.

     SECTION 14. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of Section 2.04 of the Subordinated Note Agreement, any Holder may assign or otherwise transfer any Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Holders herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

     SECTION 15. Secured Party as Agent.

     (a) Secured Party has been appointed to act as Secured Party hereunder by Holders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Subordinated Note Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of the Investor and the Holders of a majority in outstanding principal amount of the Notes.

     (b) In the event Investor desires to resign as Secured Party, the Investor and the Holders of a majority in outstanding principal amount of the Notes shall appoint a successor Secured Party. Upon the acceptance of any appointment as Secured Party by a successor Secured Party, that successor Secured Party shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Pledged Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Secured Party's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

     SECTION 16. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     SECTION 17. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or as such other address as shall be designated by such party in a written notice delivered to the other party hereto.

     SECTION 18. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     SECTION 19. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 20. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     SECTION 21. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Subordinated Note Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in Section 1.03 of the Subordinated Note Agreement shall be applicable to this Agreement mutatis mutandis.

     SECTION 22. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE , COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER PLEDGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;
(V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 22 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

     SECTION 23. Waiver of Jury Trial. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 23 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     SECTION 24. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     SECTION 25. Suretyship Waivers by Pledgor, etc.

     (a) Pledgor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Secured Obligations. In furtherance of the foregoing and without limiting the generality thereof, Pledgor agrees as follows: (i) Secured Party, Investor or any Holder may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of Pledgor's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Secured Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Secured Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Secured Obligations and take and hold other security for the payment of the Secured Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Secured Obligations, any guaranties of the Secured Obligations, or any other obligation of any Person with respect to the Secured Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Secured Party or Investor or any Holder in respect of the Secured Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Secured Party, Investor or Holders, or any of them, may have against any such security, as Secured Party in its discretion may determine consistent with the Subordinated Note Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Secured Party, Investor or Holders, or any of them, under the Investment Agreement, the Subordinated Note Agreement and the Collateral Agreements, at law or in equity; and (ii) this Agreement and the obligations of Pledgor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Secured Obligations), including without limitation the occurrence of any of the following, whether or not Pledgor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Secured Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Secured Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Investment agreement, the Subordinated Note Agreement, any of the Collateral Agreements or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Secured Obligations, (C) the Secured Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Secured Obligations, even though Secured Party, Investor or Holders, or any of them, might have elected to apply such payment to any part or all of the Secured Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Secured Obligations, (F) any defenses, set-offs or counterclaims which Company may allege or assert against Secured Party, Investor or any Holder in respect of the Secured Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Pledgor as an obligor in respect of the Secured Obligations.

     (b) Pledgor hereby waives, for the benefit of Holders, Investor and Secured
Party: (i) any right to require Secured Party, Holders or Investor, as a condition of payment or performance by Pledgor, to (A) proceed against Company, any guarantor of the Secured Obligations or any other Person, (B) proceed against or exhaust any other security held from Company, any guarantor of the Secured Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Secured Party, Investor or any Holder in favor of Company or any other Person, or (D) pursue any other remedy in the power of Secured Party, Investor or any Holder whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Secured Party's, Investor's or any Holder's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of Pledgor's obligations hereunder, (B) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement hereof,
(C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Secured Party, Investor or any Holder protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Investment Agreement or the Subordinated Note Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in Section 25(a) and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

     (c) Until the Secured Obligations shall have been paid in full, Pledgor shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that Pledgor now has or may hereafter have against Company or any of its assets in connection with this

Agreement or the performance by Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that Pledgor now has or may hereafter have against Company, (B) any right to enforce, or to participate in, any claim, right or remedy that Secured Party, Investor or any Holder now has or may hereafter have against Company, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Secured Party, Investor or any Holder, and (ii) any right of contribution Pledgor may have against any guarantor of any of the Secured Obligations. Pledgor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Pledgor may have against Company or against any other collateral or security, and any rights of contribution Pledgor may have against any such guarantor, shall be junior and subordinate to any rights Secured Party, Investor or Holders may have against Company, to all right, title and interest Secured Party, Investor or Holders may have in any such other collateral or security, and to any right Secured Party, Investor or Holders may have against any such guarantor.

     (d) Holders, Investor and Secured Party shall have no obligation to disclose or discuss with Pledgor their assessment, Pledgor's assessment, of the financial condition of Company. Pledgor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Investment Agreement, the Subordinated Note Agreement and the Collateral Agreements, and Pledgor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations. Pledgor hereby waives and relinquishes any duty on the part of Secured Party, Investor or any Holder to disclose any matter, fact or thing relating to the business, operations or condition of Company now known or hereafter known by Secured Party, Investor or any Holder.

     IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              CRIIMI NEWCO MEMBER, INC.


                              /s/David B. Iannarone
                              ---------------------------------
                              Name:  David B. Iannarone
                              Title:  Executive Vice President


                              Notice Address for Pledgor:

                              CRIIMI Newco Member, Inc.
                              c/o CRIIMI MAE Inc.
                              11200 Rockville Pike
                              Rockville, Maryland  20852
                              Telecopier No.:  (301) 231-0334
                              Attention:  Chief Financial Officer


                              BRASCAN REAL ESTATE FINANCE
                              FUND I, L.P.


                              /s/William M. Powell
                              --------------------------------
                              Name:  William M. Powell
                              Title:  Secretary and Treasurer


                              Notice Address for Secured Party:

                              Brascan Real Estate Finance Fund I, L.P.
                              c/o Brascan Real Estate Financial Investments LLC One Liberty Plaza
                              New York, New York 10006
                              Telecopier No.:  (212) 417-7292
                              Attention:  Barry Blattman, Managing Partner

                                   SCHEDULE I

Attached to and forming a part of the Pledge  Agreement dated as of January
14, 2003 among CRIIMI NEWCO MEMBER, Inc., as Pledgor, and Brascan Real Estate Finance Fund I, L.P., as Secured Party.


--------------------------- ----------------------- ------------------ ------------ -------------- -------------------
                                    Class                 Stock            Par        Number of      Percentage of
                              of Stock or Equity    Certificate Nos.      Value        Shares         Outstanding
          Issuer                   Interest                                                          Shares Pledged
=========================== ======================= ================== ============ ============== ===================
--------------------------- ----------------------- ------------------ ------------ -------------- -------------------

--------------------------- ----------------------- ------------------ ------------ -------------- -------------------

--------------------------- ----------------------- ------------------ ------------ -------------- -------------------









                                 SCHEDULE II-1

                                   SCHEDULE II


                                PLEDGE AMENDMENT


This Pledge Amendment, dated ____________, 200_, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated January 14, 2003, among CRIIMI NEWCO MEMBER, Inc., as Pledgor, and Brascan Real Estate Finance Fund I, L.P., as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on this Pledge Amendment shall be deemed to be part of the Pledged Interests and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                   CRIIMI NEWCO MEMBER, INC.



                                   By: ___________________________
                                   Title:




                      Class of Stock or              Stock Certi-        Par                Number of
Issuer                other equity interests         ficate Nos.         Value                Shares
------                ----------------------         ------------        -----              ---------











                                  SCHEDULE V-1